Exhibit 23.1
Consent of Independent Registered Public Accounting Firm
Hartville Group, Inc.
Canton, Ohio
We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 for the 2003 Non-Qualified Stock Option Plan of Hartville Group, Inc. of our report dated April 20, 2005 (except for Note 12 which is as of November 21, 2005) relating to the consolidated financial statements which appear in this Annual Report on Form 10-KSB/A.
/s/ BDO SEIDMAN, LLP
BDO SEIDMAN, LLP
Grand Rapids, Michigan
November 21, 2005
Consent of Independent Registered Public Accounting Firm
     We consent to the inclusion in the Form 10-KSB/A being filed under the Securities Exchange Act of 1934 by Hartville Group, Inc. and subsidiaries of our report dated April 20, 2005 except for Note 12 which is as of November 21, 2005, relating to our audit of the Consolidated Balance Sheet as of December 31, 2005 and the related Consolidated Statement of Income, Consolidated Changes in Stockholders’ Equity, and Consolidated Statements of Cash Flows for the year then ended.
/s/ BDO SEIDMAN, LLP
BDO SEIDMAN, LLP
Grand Rapids, Michigan
November 21, 2005

Consent of Independent Registered Public Accounting Firm
Hartville Group, Inc.
Canton, Ohio
We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 for the 2003 Non-Qualified Stock Option Plan of Hartville Group, Inc. of our report dated January 29, 2004 (except for Note 13 which is as of April 20, 2005 and Note 12 which is as of November 21, 2005) relating to the consolidated financial statements which appear in this Annual Report on Form 10-KSB/A.
/s/ Pollard-Kelley Auditing Services, Inc.
Pollard-Kelley Auditing Services, Inc.
Fairlawn, Ohio
November 21, 2005
Consent of Independent Registered Public Accounting Firm
We consent to the inclusion in the Form 10-KSB/A being filed under the Securities Exchange Act of 1934 by Hartville Group, Inc. and subsidiaries of our report dated January 29, 2004, except for Note 13 which is as of April 20, 2005 and Note 12 which is as of November 21, 2005, relating to our audit of the Consolidated Balance Sheet as of December 31, 2005 and the related Consolidated Statement of Income, Consolidated Changes in Stockholders’ Equity, and Consolidated Statements of Cash Flows for the year then ended.
/s/ Pollard-Kelley Auditing Services, Inc.
Pollard-Kelley Auditing Services, Inc.
Fairlawn, Ohio
November 21, 2005